                                                               Exhibit (g)(4)(i)


                                AMENDED EXHIBIT A

                               WITH RESPECT TO THE

                  SECURITIES LENDING AGREEMENT AND GUARANTY AND
                             SUBSCRIPTION AGREEMENT

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING EQUITY TRUST
ING Disciplined LargeCap Fund                                     464742
ING Fundamental Research Fund                                     464290
ING Index Plus LargeCap Equity Fund                                 TBD
ING LargeCap Growth Fund                                          464733
ING LargeCap Value Fund                                           454702
ING MidCap Opportunities Fund                                     464741
ING MidCap Value Choice Fund                                      464786
ING MidCap Value Fund                                             464735
ING Opportunistic LargeCap Fund                                   464288
ING Real Estate Fund                                              464746
ING SmallCap Opportunities Fund                                   464743
ING SmallCap Value Choice Fund                                    464788
ING SmallCap Value Fund                                           464736

ING FUNDS TRUST
ING Classic Money Market Fund                                     464008
ING High Yield Bond Fund                                          464010
ING Institutional Prime Money Market Fund                         464048
ING Intermediate Bond Fund                                        464006
ING National Tax-Exempt Bond Fund                                 464002

ING GLOBAL EQUITY DIVIDEND AND PREMIUM OPPORTUNITY FUND           464767

ING INVESTMENT FUNDS, INC.
ING MagnaCap Fund                                                 464734

ING INVESTORS TRUST
ING AllianceBernstein Mid Cap Growth Portfolio                    058102
ING American Funds Growth Portfolio                               464755
ING American Funds Growth-Income Portfolio                        464753
ING American Funds International Portfolio                        464761
ING Capital Guardian Small/Mid Cap Portfolio                      058093
ING Capital Guardian U.S. Equities Portfolio                      058221
ING Disciplined Small Cap Value Portfolio                         464711
ING Eagle Asset Capital Appreciation Portfolio                    058092
ING EquitiesPlus Portfolio                                        464777

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING INVESTORS TRUST (CONT.)
ING Evergreen Health Sciences Portfolio                           464704
ING Evergreen Omega Portfolio                                     464706
ING FMR(SM) Diversified Mid Cap Portfolio                      058404/279603
ING FMR(SM) Earnings Growth Portfolio                             464572
ING FMR(SM) Equity Income Portfolio                                 TBD
ING FMR(SM) Mid Cap Growth Portfolio                              058098
ING FMR(SM) Small Cap Equity Portfolio                              TBD
ING Franklin Income Portfolio                                     464703
ING Global Real Estate Portfolio                                  464280
ING Global Resources Portfolio                                    058085
ING Global Technology Portfolio                                   158090
ING International Portfolio                                       279604
ING Janus Contrarian Portfolio                                 058401/279601
ING JPMorgan Emerging Markets Equity Portfolio                    058096
ING JPMorgan Small Cap Equity Portfolio                           279610
ING JPMorgan Value Opportunities Portfolio                        464582
ING Julius Baer Foreign Portfolio                                 279606
ING Legg Mason Partners All Cap Portfolio                         058114
ING Legg Mason Value Portfolio                                 058400/279600
ING LifeStyle Aggressive Growth Portfolio                         464998
ING LifeStyle Growth Portfolio                                    464996
ING LifeStyle Moderate Growth Portfolio                           464994
ING LifeStyle Moderate Portfolio                                  464992
ING Limited Maturity Bond Portfolio                               058082
ING Liquid Assets Portfolio                                       058081
ING Lord Abbett Affiliated Portfolio                              058220
ING MarketPro Portfolio                                           464910
ING MarketSyle Growth Portfolio                                   464926
ING MarketStyle Moderate Growth Portfolio                         464922
ING MarketStyle Moderate Portfolio                                464934
ING Marsico Growth Portfolio                                      058101
ING Marsico International Opportunities Portfolio                 464576
ING Mercury Large Cap Growth Portfolio                            279607
ING Mercury Large Cap Value Portfolio                             279608
ING MFS Total Return Portfolio                                    058100
ING MFS Utilities Portfolio                                       464584
ING Oppenheimer Main Street Portfolio(R)                          058099
ING PIMCO Core Bond Portfolio                                     058103
ING PIMCO High Yield Portfolio                                    464018
ING Pioneer Equity Income Portfolio                                 TBD
ING Pioneer Fund Portfolio                                        464578
ING Pioneer Mid Cap Value Portfolio                               464580
ING Stock Index Portfolio                                         464701

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING INVESTORS TRUST (CONT.)
ING T. Rowe Price Capital Appreciation Portfolio                  058084
ING T. Rowe Price Equity Income Portfolio                         058087
ING Templeton Global Growth Portfolio                             058095
ING UBS U.S. Allocation Portfolio                              058402/279602
ING Van Kampen Equity Growth Portfolio                            279609
ING Van Kampen Global Franchise Portfolio                         279605
ING Van Kampen Growth and Income Portfolio                        058090
ING Van Kampen Real Estate Portfolio                              058086
ING VP Index Plus International Equity Portfolio                  464492
ING Wells Fargo Mid Cap Disciplined Portfolio                     058088
ING Wells Fargo Small Cap Disciplined Portfolio                   464795

ING MAYFLOWER TRUST
ING International Value Fund                                      464212

ING MUTUAL FUNDS
ING Diversified International Fund                                464292
ING Emerging Countries Fund                                       464214
ING Emerging Markets Fixed Income Fund                            464296
ING Foreign Fund                                                  464202
ING Global Bond Fund                                              464773
ING Global Equity Dividend Fund                                   464751
ING Global Natural Resources Fund                                 464210
ING Global Real Estate Fund                                       464220
ING Global Value Choice Fund                                      464218
ING Greater China Fund                                            464286
ING Index Plus International Equity Fund                          464282
ING International Capital Appreciation Fund                       464282
ING International Fund                                            464206
ING International Real Estate Fund                                464298
ING International SmallCap Fund                                   464216
ING International Value Choice Fund                               464278
ING Russia Fund                                                   464208

ING PARTNERS, INC.
ING American Century Large Company Value Portfolio                464544
ING American Century Select Portfolio                             464532
ING American Century Small-Mid Cap Value Portfolio                464502
ING Baron Asset Portfolio                                         464556
ING Baron Small Cap Growth Portfolio                              464504
ING Columbia Small Cap Value II Portfolio                         464785
ING Davis Venture Value Portfolio                                 464546
ING Fidelity(R) VIP Contrafund(R) Portfolio                       464564

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING PARTNERS, INC. (CONT.)
ING Fidelity(R) VIP Equity-Income Portfolio                       464568
ING Fidelity(R) VIP Growth Portfolio                              464570
ING Fidelity(R) VIP Mid Cap Portfolio                             464566
ING Fundamental Research Portfolio                                464538
ING Goldman Sachs(R) Capital Growth Portfolio                     464540
ING Goldman Sachs(R) Structured Equity Portfolio                  464514
ING JPMorgan International Portfolio                              464528
ING JPMorgan Mid Cap Value Portfolio                              464506
ING Legg Mason Partners Aggressive Growth Portfolio               464518
ING Legg Mason Partners Large Cap Growth Portfolio                464516
ING Lord Abbett U.S. Government Securities Portfolio              464036
ING Neuberger Berman Partners Portfolio                           464598
ING Neuberger Berman Regency Portfolio                            464774
ING OpCap Balanced Value Portfolio                                464542
ING Oppenheimer Global Portfolio                                  464508
ING Oppenheimer Strategic Income Portfolio                        464548
ING PIMCO Total Return Portfolio                                  464510
ING Pioneer High Yield Portfolio                                  464032
ING Solution 2015 Portfolio                                       464590
ING Solution 2025 Portfolio                                       464594
ING Solution 2035 Portfolio                                       464596
ING Solution 2045 Portfolio                                       464574
ING Solution Income Portfolio                                     464586
ING T. Rowe Price Diversified Mid Cap Growth Portfolio            464534
ING T. Rowe Price Growth Equity Portfolio                         464530
ING Templeton Foreign Equity Portfolio                            464200
ING Thornburg Value Portfolio                                     464522
ING UBS U.S. Large Cap Equity Portfolio                           464520
ING UBS U.S. Small Cap Growth Portfolio                           464533
ING Van Kampen Comstock Portfolio                                 464512
ING Van Kampen Equity and Income Portfolio                        464536

ING RISK MANAGED NATURAL RESOURCES FUND                           464713

ING SERIES FUND, INC.
Brokerage Cash Reserves                                           464062
ING 130/30 Fundamental Research Fund                              464599
ING Aeltus Money Market Fund                                      464064
ING Balanced Fund                                                 464764
ING Global Science and Technology Fund                            464750
ING Growth and Income Fund                                        464723
ING Growth Fund                                                   464762
ING Index Plus LargeCap Fund                                      464726

                                                            BNY ACCOUNT NUMBER
FUND                                                         (DOMESTIC/GLOBAL)
----                                                      ----------------------
ING SERIES FUND, INC. (CONT.)
ING Index Plus MidCap Fund                                        464727
ING Index Plus SmallCap Fund                                      464725
ING International Growth Fund                                     464204
ING Small Company Fund                                            464729
ING Strategic Allocation Conservative Fund                        464722
ING Strategic Allocation Growth Fund                              464720
ING Strategic Allocation Moderate Fund                            464719

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.
ING VP Strategic Allocation Conservative Portfolio                464420
ING VP Strategic Allocation Growth Portfolio                      464418
ING VP Strategic Allocation Moderate Portfolio                    464416

ING VARIABLE FUNDS
ING VP Growth and Income Portfolio                                464402

ING VARIABLE INSURANCE TRUST
ING VP Global Equity Dividend Portfolio                   464468 & 464466/464466

ING VARIABLE PORTFOLIOS, INC.
ING VP Global Science and Technology Portfolio                    464422
ING VP Growth Portfolio                                           464404
ING VP Index Plus LargeCap Portfolio                              464406
ING VP Index Plus MidCap Portfolio                                464408
ING VP Index Plus SmallCap Portfolio                              464410
ING VP International Equity Portfolio                             464460
ING VP Small Company Portfolio                                    464414
ING VP Value Opportunity Portfolio                                464424

ING VARIABLE PRODUCTS TRUST
ING VP Financial Services Portfolio                               464449
ING VP High Yield Bond Portfolio                                  464432
ING VP International Value Portfolio                              464464
ING VP LargeCap Growth Portfolio                                  464440
ING VP MidCap Opportunities Portfolio                             464444
ING VP Real Estate Portfolio                                      464747
ING VP SmallCap Opportunities Portfolio                           464450

ING VP BALANCED PORTFOLIO, INC.                                   464428

ING VP INTERMEDIATE BOND PORTFOLIO                                464400

ING VP MONEY MARKET PORTFOLIO                                     464412